Investment in joint venture	12 Months Ended
Dec. 31, 2022
Investment In Joint Venture [Abstract]
Investment in joint venture [Text Block]
9.  Investment in joint venture

On July 31, 2018, the Company completed a transaction (the "JV Transaction") with a subsidiary of Gold Fields Limited ("Gold Fields"), following which:

  the Company and Gold Fields each own a 45% equity interest in Asanko Gold Ghana Ltd. ("AGGL"), which owns the AGM, with the Government of Ghana retaining a 10% free-carried interest in the AGGL;

  the Company and Gold Fields each own a 50% interest in Adansi Gold Company (GH) Ltd. ("Adansi Ghana"), which owns a number of exploration licenses; and

  the Company and Gold Fields each acquired a 50% interest in the JV entity, Shika Group Finance Limited ("Shika").

As the JV is structured within the legal entities of AGGL, Adansi Ghana and Shika, the JV represents a joint venture as defined under IFRS 11 - Joint Arrangements, and the Company commenced equity accounting for its interest in the JV effective July 31, 2018.

The following table summarizes the change in the carrying amount of the Company's investment in the joint venture:

	December 31, 2022	December 31, 2021
	$	$
Balance, beginning of year	-	59,159
Company's share of the JV's net income (loss) for the year	46,517	(51,528)
Impairment reversal (loss) on investment in JV	7,631	(7,631)
Balance, end of year	54,148	-

The Company recognized its 45% interest in the JV's net earnings for the year ended December 31, 2022, which amounted to $46.5 million.  Additionally, due to the reinstatement of mineral reserves by the AGM as of December 31, 2022, the Company reversed in 2022 the $7.6 million impairment charge recorded on its equity investment at December 31, 2021.

Operating and financial results of the AGM JV for the years ended December 31, 2022 and 2021

Summarized financial information for the Company's investment in the JV is outlined in the table below.

All disclosures in this note 9 are on a 100% JV basis, unless otherwise indicated. The JV applies the same accounting policies as the Company.

Statement of Income (Loss) for the years ended December 31, 2022 and 2021

		2022	2021
	Note	$	$
Revenue	(i)	297,136	382,380
Production costs	(ii)	(179,849)	(255,058)
Depreciation and depletion		(30,767)	(50,177)
Royalties	(iii)	(14,867)	(19,119)
Income from mine operations		71,653	58,026

Impairment reversal (loss) on MPP&E	(iv)	63,200	(153,164)
Exploration and evaluation expenditures		(10,536)	(10,521)
General and administrative expenses	(viii)	(20,753)	(9,576)
Income (loss) from operations		103,564	(115,235)

Finance expense	(xii)	(6,471)	(2,908)
Finance income		801	275
Foreign exchange gain		5,329	3,396
Net income (loss) after tax for the year		103,223	(114,472)

Company's share of net income (loss) of the JV for the year		46,517	(51,528)

The assets and liabilities of the AGM JV, on a 100% basis, as at December 31, 2022 and 2021 were as follows:

		December 31, 2022	December 31, 2021
	Note	$	$
Assets
Current assets
Cash and cash equivalents	(xiii)	91,271	49,211
Receivables		2,771	14,285
Inventories	(v)	54,003	75,696
Prepaid expenses and deposits		2,907	2,944
VAT receivable		6,235	6,296
		157,187	148,432
Non-current assets	(v),(vi),(vii)	180,640	145,888
Total assets		337,827	294,320

Liabilities
Current liabilities
Accounts payable and accrued liabilities		30,811	57,948
Lease liabilities		778	10,025
		31,589	67,973
Non-current liabilities
Lease liabilities		113	467
Long-term incentive plan liability		-	98
Asset retirement provisions	(ix)	58,148	81,028
		58,261	81,593
Total liabilities		89,850	149,566

Equity	(xi)	247,977	144,754

Total liabilities and equity		337,827	294,320

The Company has provided the following incremental disclosures for stakeholders to evaluate the financial performance and financial condition of the AGM. All amounts in the following tables and descriptions are on a 100% basis.

(i) Revenue

AGGL has an offtake agreement (the "Offtake Agreement") with a special purpose vehicle of Red Kite Opportunities Master Fund Limited ("Red Kite") under which the AGM will sell 100% of future gold production from the AGM up to a maximum of 2.2 million ounces. The gold sale price will be a spot price selected by Red Kite during a nine-day quotational period following shipment of gold from the mine. Should AGGL wish to terminate the Offtake Agreement, a termination fee will be payable according to a schedule dependent upon the amount of gold delivered under the Offtake Agreement at the time of termination.

During the year ended December 31, 2022, the AGM sold a portion of its production to the Bank of Ghana under the country's gold buying program. Gold sales made to the Bank of Ghana were under renewed commercial terms. As agreed with Red Kite, gold ounces sold to the Bank of Ghana in 2022 were considered delivered under the Offtake Agreement, and in consideration the AGM paid to Red Kite a "make whole" payment which was calculated in a similar manner to a nine-day quotational period. The "make whole" payments made to Red Kite were recognized as a reduction of revenues.

During the year ended December 31, 2022, the AGM delivered 167,849 ounces of gold to Red Kite in accordance with the Offtake Agreement (year ended December 31, 2021 - 216,076 ounces).

As of December 31, 2022, the AGM has delivered 1,467,105 ounces to Red Kite under the Offtake Agreement.

Included in revenue of the AGM is $0.6 million relating to by-product silver sales for the year ended December 31, 2022 (year ended December 31, 2021 - $0.6 million).

(ii) Production costs

The following is a summary of production costs by nature, on a 100% basis, incurred during the years ended December 31, 2022 and 2021:

	December 31, 2022 $	December 31, 2021 $
Raw materials and consumables	(57,265)	(54,422)
Salary and employee benefits	(27,649)	(37,449)
Contractors (net of deferred stripping costs)	(56,133)	(135,244)
Change in stockpile, gold-in-process and gold dore inventories	(20,867)	(7,825)
Insurance, government fees, permits and other	(17,935)	(20,118)
Total production costs	(179,849)	(255,058)

During the year ended December 31, 2022, the AGM recognized a $15.3 million reversal of previously recorded net realizable value adjustments on its stockpile inventory, of which $11.0 million was credited against production costs and $4.3 million was credited against depreciation expense. The gold price assumption applied in the net realizable value calculation was $1,850 per ounce, and management estimated future costs of processing the stockpiles based upon historical and projected information.

During the year ended December 31, 2021, the AGM recognized a $26.4 million downward net realizable value adjustment to the carrying value of its stockpile inventory, of which $19.6 million was recorded as production costs and $6.8 million recorded as depreciation expense. The gold price assumption applied in the net realizable value calculation was $1,835 per ounce, and management estimated future costs of processing the stockpiles based upon historical and projected information.

(iii) Royalties

All of the AGM's concessions are subject to a 5% gross revenue royalty payable to the Government of Ghana. The AGM's Akwasiso mining concession is also subject to an additional 2% net smelter return royalty payable to the previous owner of the mineral tenement, and the AGM's Esaase mining concession is also subject to an additional 0.5% net smelter return royalty payable to the Bonte Liquidation Committee.

(iv) Impairment reversal on MPP&E

On February 25, 2022, the Company announced that gold recoveries at the AGM had been lower than expected. The Company determined the AGM was not in a position to declare mineral reserves in its updated National Instrument 43-101 ("NI 43-101") Technical Report filed on March 29, 2022, with an effective date of February 28, 2022. As of December 31, 2021, these factors were considered to be an indicator of impairment of the AGM's MPP&E and, accordingly, a $153.2 million impairment charge on MPP&E was recorded by the AGM.

On September 29, 2022, the Company announced that independent metallurgical test work conducted on the Esaase deposit achieved weighted average recoveries that were in-line with metallurgical recoveries previously assigned to the Esaase deposit. Positive results from the metallurgical test work were included in an updated independent Feasibility Study ("FS") report for the AGM which was prepared by SRK Consulting (Canada) Inc. On February 22, 2023, the Company reported the results of the independent FS, which included the reinstatement of mineral reserves at the AGM effective December 31, 2022, and an updated NI 43-101 Technical Report was filed on March 28, 2023 ("2023 Technical Report").

The mineral reserve estimate forms the basis of a revised Life of Mine ("LOM") plan at the AGM, encompassing four main open-pit mining areas: Abore, Miradani North, Esaase and Nkran, and two satellite deposits: Dynamite Hill and Adubiaso. The independent FS demonstrates an operating plan with a total LOM production of 1.85 million ounces of gold, an estimated mine life of 8.5 years and average annual production of 217,000 ounces per year.

The Company considered the positive results received from the Esaase metallurgical test work and reinstatement of mineral reserves at the AGM as of December 31, 2022 to be indicators that the 2021 impairment may have decreased or no longer exists. Accordingly, the Company assessed the recoverable amount of the AGM cash-generating unit ("CGU"), which was based on the higher of management's estimates of the FVLCS and value-in-use. The FVLCS was estimated based on the AGM's discounted LOM cash flow projections, fair value of mineral resources beyond proven and probable reserves and estimated costs to sell.

The following table summarizes the estimated recoverable amount of the AGM CGU and its carrying value at December 31, 2022:

Asanko Gold Mine CGU
$
Net present value of estimated LOM cash flows (18% discount rate)	146,517
Value beyond proven and probable reserves	28,000
Cost to sell (2% selling fee)	(3,490)
Estimated recoverable amount of the AGM CGU	171,027
Carrying value of AGM CGU at December 31, 2022	107,827
Reversal of impairment on MPP&E for the year ended December 31, 2022	63,200

The recoverable amount of the AGM CGU (on a 100% basis) was estimated to be $171.0 million compared to a carrying value of $107.8 million at December 31, 2022 (had no impairment loss been previously recognized). Accordingly, an impairment reversal on MPP&E of $63.2 million was recognized at the AGM for the year ended December 31, 2022. Management's estimate of the fair value of the AGM is classified as Level 3 in the fair value hierarchy.

The Company's impairment reversal analysis at December 31, 2022 incorporated the following assumptions:

Production

Annual gold ounces sold are based on LOM production, grades and recoveries as outlined in the 2023 Technical Report.

Pricing assumption

The Company's estimated gold prices considered analysts' consensus pricing for the estimated duration of the AGM LOM plan. The gold price assumptions were as follows:

Gold price assumption	2023	2024	2025-2027	Long-term	Weighted Average
Gold price (US$/oz)	$1,750	$1,750	$1,700	$1,650	$1,685

The above gold price assumptions above were further revised to account for an estimated 2% adjustment relating to the offtake agreement with Red Kite for the remaining 0.7 million ounces to be sold under the new LOM plan.

Discount rate assumption

Projected cash flows were discounted using a post-tax discount rate of 18.0% which represents the weighted-average cost of capital commensurate with the risks associated with the AGM's cash flows, and includes estimates for risk-free interest rates, country risk premium, market value of equity, market return on equity, share volatility, cost of debt and a target debt-to-equity ratio.

Value beyond proven and probable reserves

The AGM's 2023 Technical Report reported mineral resources as follows: 158,000 ounces of measured, 3,346,000 ounces of indicated and 1,084,000 of inferred. Of these amounts, 2,068,000 ounces are expected to be mined over the LOM as proven and probable mineral reserves. The Company assessed the fair value of the balance of mineral resources, totaling 2,520,000 ounces, by applying a probability of converting these resources to a higher classification and using a $30 per ounce fair value (based on market valuations of comparable West African junior mining companies). The fair value of mineral resources beyond proven and probable reserves was estimated to be $28.0 million at December 31, 2022.

Sensitivity analysis

Due to the sensitivity of the recoverable amount to various judgements and estimates, specifically long-term metal prices, as well as unforeseen factors, any significant change in key assumptions and inputs could result in changes in impairment charges to be recorded in future periods. The following table highlights the assumptions and estimates that management believes are most sensitive to estimating the recoverable amount. Any change in these assumptions and estimates could have a material impact on the estimated recoverable amount of the AGM.

Assumption	Sensitivity	Impact on recoverable amount (100% basis)
		Increase ($'millions)	Decrease ($'millions)
Gold price	+/- $50/oz	$31.2	$31.7
Discount rate	-/+ 1.0%	$9.2	$8.6
Value of mineral resources beyond proven and probable reserves	+/- $10/oz	$9.0	$9.0

(v) Inventories

The following is a summary of inventories held by the AGM, on a 100% basis, as at December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
	$	$
Gold dore on hand	3,592	3,244
Gold-in-process	937	1,563
Ore stockpiles	23,802	51,470
Materials and spare parts	25,672	24,562
Total inventories	54,003	80,839

Less non-current inventories:
Ore stockpiles	-	(5,143)
Total current inventories	54,003	75,696

(vi) Reclamation deposit

The AGM is required to provide security to the Environmental Protection Agency of Ghana ("EPA") for the performance by the AGM of its reclamation obligations in respect of its mining leases.

The AGM deposits a reclamation deposit in a Ghanaian bank and the reclamation deposit is required to be held until receiving a final reclamation completion certificate from the EPA. The AGM is expected to be released from this requirement 45 days following the third anniversary of the date that the AGM receives a final completion certificate. The reclamation deposit accrues interest and is $5.0 million at December 31, 2022 (December 31, 2021 - $1.9 million). Additionally, bank guarantees of $11.8 million were provided to the EPA, 50% of which is provided by the Company (see note 13).

(vii) Mineral properties, plant and equipment

Additions to mineral properties, plant and equipment

During the year ended December 31, 2022, the AGM capitalized $17.1 million in expenditures related to mineral properties, plant and equipment, excluding capitalized deferred stripping costs and asset retirement costs (year ended December 31, 2021 - $35.8 million).

Deferred stripping

During the year ended December 31, 2022, the AGM did not defer any costs relating to stripping activities (year ended December 31, 2021 - $7.1 million of stripping costs capitalized to depletable mineral interests).

Impairment reversal

As discussed above, the AGM recorded an impairment reversal on MPP&E of $63.2 million for the year ended December 31, 2022 (year ended December 31, 2021 - impairment loss on MPP&E of $153.2 million).

(viii) Severance

In light of the changing nature of operations at the AGM, the Company completed a process of right-sizing its workforce and during the year the AGM recognized an $18.0 million severance expense associated with restructuring its labour force. As of December 31, 2022, the AGM had settled all outstanding obligations relating to the workforce restructuring.

(ix) Asset retirement provisions

The following table shows the movement in the asset retirement provisions of the AGM as at December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
	$	$
Balance, beginning of year	81,028	72,693
Accretion expense	2,527	1,191
Change in estimate	(25,331)	7,307
Reclamation undertaken during the year	(76)	(163)
Total asset retirement provisions, end of year	58,148	81,028

The asset retirement provisions consist of reclamation and closure costs for the JV's Ghanaian mining properties. Reclamation and closure activities include land rehabilitation, dismantling of buildings and mine facilities, ongoing care and maintenance and other costs.

As at December 31, 2022, the AGM's reclamation cost estimates were discounted using a long-term risk-free discount rate of 3.9% (December 31, 2021 - 1.5%). The decrease in the carrying value of the asset retirement provisions was due to an increase in the risk-free discount rate, a change in estimated reclamation costs and a change in the timing of forecast reclamation activities.

(x) Legal provision

A services provider of the AGM filed a dispute with an arbitration tribunal alleging the AGM breached the terms of a services agreement and claimed approximately $25 million in damages. A provision of $2.0 million has been recorded as of December 31, 2022 as management’s best estimate to settle the claim. While the Company cannot reasonably predict the ultimate outcome of these actions, and inherent uncertainties exist in predicting such outcomes, the Company believes the estimated provision is reasonable based on the information currently available.

(xi) Preferred shares

The following table shows the movement in the JV partners' preferred share investments in the JV for the years ended December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
	$	$
Balance, beginning of year	264,880	274,880
Distributions to partners during the year	-	(10,000)
Balance, end of year	264,880	264,880

(xii) Finance expense

The following is a summary of finance expense incurred by the JV during the years ended December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
	$	$
Premiums paid for hedging instruments	-	(381)
Accretion charges on asset retirement provisions (note ix)	(2,527)	(1,191)
Interest and fees associated with RCF (note xiv)	(400)	(761)
Interest on lease liabilities	(207)	(396)
Withholding taxes	(3,134)	-
Other	(203)	(179)
Total finance expense	(6,471)	(2,908)

During the year ended December 31, 2022, the Ghana Revenue Authority ("GRA") conducted a regulatory audit of AGGL's 2016 to 2020 fiscal years and raised a variety of matters for consideration. For the year ended December 31, 2022, the AGM recorded a $3.1 million expense related to the GRA's audit findings with respect to the interpretation of withholding tax obligations pursuant to the Offtake Agreement.

(xiii) The cash flows of the AGM, on a 100% basis, were as follows for the years ended December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
	$	$
Cash provided by (used in):
Operating activities	75,479	86,602
Investing activities	(16,452)	(45,891)
Financing activities	(15,590)	(55,522)
Impact of foreign exchange on cash and cash equivalents	(1,377)	(232)
Increase (decrease) in cash and cash equivalents during the year	42,060	(15,043)
Cash and cash equivalents, beginning of year	49,211	64,254
Cash and cash equivalents, end of year	91,271	49,211

(xiv) Revolving credit facility

In October 2019, the JV entered into a $30.0 million revolving credit facility (the "RCF") with Rand Merchant Bank ("RMB"). During the year, the maturity date of the RCF was extended to September 30, 2023 (with utilization subject to credit review) with the AGM paying a facility maintenance fee of 0.70% per annum. As at December 31, 2022, the balance drawn under the RCF was nil (December 31, 2021 - nil).

During the year ended December 31, 2022, the AGM recognized commitment and maintenance fees associated with the RCF of $0.4 million (year ended December 31, 2021 - interest expense and other fees of $0.8 million).